HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-5244 - PremierSolutions Standard (Series II)

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Supplement dated July 8, 2014 to your Prospectus

SHARE CLASS CHANGE

SSgA S&P 500 INDEX FUND – INSTITUTIONAL SHARES

Effective June 20, 2014, the SSgA S&P 500 Index Fund - Institutional share class will convert to SSgA S&P 500 Index Fund – Class N share class.

As a result of the change, all references to the old SSgA S&P 500 Index Fund in your Prospectus are deleted and replaced with the new SSgA S&P 500 Index Fund - Class N share class.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.